BURLINGTON INDUSTRIES, INC.
                              AMENDED AND RESTATED
                           1995 EQUITY INCENTIVE PLAN


         1. Purpose. The Burlington Industries, Inc. 1995 Equity Incentive Plan (the "Plan") is intended to enhance the ability of Burlington Industries, Inc., a Delaware corporation (the "Company"), to attract, retain and motivate key executives and employees of the Company, its affiliates or subsidiaries, by providing such persons with an opportunity to obtain a proprietary interest in the Company and by rewarding them for their contribution to the Company. The Company believes that providing key executives and employees with such opportunities and rewards serves the best interests of the Company's shareholders.

         2.       Definitions.  As used herein:
                  -----------

"Agreement" means the agreement described in Section 8 hereof.

"Award"  means  Options,   Performance  Units,  Stock  Appreciation  Rights  and
Restricted Shares.

"Beneficiary" or "Beneficiaries" means the person or persons designated by a Participant pursuant to the provisions of the Agreement to receive payments or rights pursuant to such Agreement upon the Participant's death. If no Beneficiary is so designated by a Participant or if no Beneficiary is living at the time a payment is due pursuant to such Agreement, payments shall be made to the estate of such Participant. The Agreement shall provide a Participant with the right to change the designated Beneficiaries from time to time by written instrument executed by the Participant and filed with the Committee in accordance with such rules as may be specified by the Committee.

"Board" means the Board of Directors of the Company.

"Change of Control" has the meaning set forth in Section 14 hereof.

"Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

"Committee" means the committee of the Board described in Section 5 hereof.

"Common Stock" means the Common Stock of the Company, par value $0.01 per share, or such other class or kind of shares or other securities as may be applicable under Section 13 hereof.

"Effective Date" means the date described in Section 3 hereof.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as such act, rules or regulations may be amended from time to time.

"Fair Market Value" means the closing price of a share of Common Stock on a specified date as reported in the New York Stock Exchange Composite Transactions for such date, or such other measurement of value as may be specified by the Committee from time to time.

"Free-Standing Stock Appreciation Right" means a Stock Appreciation Right not granted in tandem with an Option.

"Grant Date" means, with respect to any Award, the date designated by the Committee as the date on which such Award was granted.

"Incentive Stock Option" means an Option which is intended to qualify as an incentive stock option under Section 422(b) of the Code.

"Initial Value" means the initial value, if any, of a Free-Standing Stock Appreciation Right, as determined at the time of grant by the Committee in its discretion and as set forth in the applicable Agreement; provided, however, that the Initial Value of a Stock Appreciation Right shall be no less than 100% of the Fair Market Value of a share of Common Stock as of the Grant Date.

"Non-qualified Stock Option" means an Option which is not intended to qualify as an Incentive Stock Option.

"Option" means an option to purchase shares of Common Stock, subject to the terms and conditions provided for in Section 9 hereof.

"Option Price" means the exercise price of an Option, as determined at the time of grant by the Committee in its discretion and as set forth in the applicable Agreement; provided, however, that the Option Price shall be no less than 100% of the Fair Market Value of a share of Common Stock as of the Grant Date; and provided, further, that the Option Price of any Incentive Stock Option shall be subject to the terms set forth in Section 9(a)(iv) hereof.

"Participant" means a key employee of the Company, or one of its subsidiaries or affiliates, who is designated by the Committee to receive an Award under the Plan.

"Performance Goals" have the meaning set forth in Section 7 hereof. Performance Goals shall be objective and pre-established by the Committee within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder, as amended from time to time.

"Performance Period" means a fixed period of time, pre- established by the Committee, during which a Participant performs service for the Company and during which Performance Goals may be achieved.

"Performance Unit" means a right whose value is determined with reference to attaining Performance Goals for a Performance Period or such other measure as may be approved by the Committee, from time to time, and which is paid in cash, shares of Common Stock or a combination thereof, as determined by the Committee in its discretion, subject to the terms and conditions provided for in Section 11 hereof.

"Plan" means the Burlington Industries, Inc. 1995 Equity Incentive Plan, as the same may be amended, from time to time, in accordance with Section 15 hereof.

"Restricted Shares" means restricted shares of Common Stock, subject to the terms and conditions provided for in Section 12 hereof.

"Section 162(m) Participant" means, for a given fiscal year of the Company, any Participant designated by the Committee not later than 90 days following the start of such year as a Participant (or such other time as may be required or permitted by Section 162(m) of the Code) whose compensation for such fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

"Stock Appreciation Right" or "SAR" means a right to receive the appreciation, if any, in the Fair Market Value of one share of Common Stock, subject to the terms and conditions provided for in Section 10 hereof.

"Tandem Stock Appreciation Right" means a Stock Appreciation Right granted in tandem with an Option.

"Window Period" means the 10-business day period in each fiscal quarter of the Company commencing on the third business day following the release for publication of the Company's quarterly or annual results of operations for the next preceding fiscal quarter or year, as the case may be, and ending on the twelfth business day following such date of release.

         3. Effective Date. The Plan shall become effective on the date ("Effective Date") of its adoption by the Board, subject to approval of the Plan by the stockholders of the Company. Prior to such stockholder approval, the Committee may grant Awards conditioned on stockholder approval. If such stockholder approval is not obtained by the first annual meeting of stockholders to occur after the adoption of the Plan by the Board, the Plan and any Awards made thereunder shall terminate ab initio and be of no further force and effect.

         4. Maximum Number of Shares Available for Grant; Maximum Number of Options, SARS and Restricted Shares to be Awarded; Maximum Value of Performance Units to be Awarded.

                  (a) Subject to adjustment pursuant to Section 13 hereof, the maximum, aggregate number of shares of Common Stock that may be used to settle Awards made under the Plan shall not exceed 3,255,284 shares of Common Stock. Subject to the foregoing, Awards granted under the Plan that constitute replacements or substitutions issued in exchange for awards granted under the Plan or any other plan of the Company, its affiliates and subsidiaries, or any entity or business that is acquired by the Company, its affiliates or subsidiaries, shall not be considered newly granted Awards for purposes of Section 16. Notwithstanding the foregoing, any Awards that have been forfeited, exchanged or canceled or have expired without the relevant Participant having received value in excess of the value of the Award so forfeited, exchanged, canceled or expired, such as the forfeiture of a Participant's unvested Options upon termination of his/her service (an "Expired Award"), shall not be counted for purposes of determining the number of shares of Common Stock issued or issuable in connection with Awards granted under the Plan. For purposes of the immediately preceding sentence, neither (i) any Award tendered to the Company or withheld by the Company to satisfy tax-withholding requirements, nor (ii) any Restricted Share that is forfeited, canceled or expires and with respect to which a Participant received any dividends or "benefits of ownership" (within the meaning of the rules under Section 16(b) of the Exchange Act), shall be deemed an Expired Award.

                  (b) Shares of Common Stock issued under the Plan may be authorized and unissued shares or issued and re-acquired shares, as the Committee may from time to time determine.

                  (c) The maximum number of Options that may be granted to a Participant in a given fiscal year of the Company may not exceed 400,000 Options (to purchase 400,000 shares of Common Stock), and the maximum number of Stock Appreciation Rights that may be granted to a Participant in a given fiscal year of the Company may not exceed 400,000 Stock Appreciation Rights. The maximum dollar value of any Performance Unit that may be paid to a Participant in a given fiscal year of the Company may not exceed $1,000,000.

                  (d) The number of Restricted Shares that may be granted or offered for sale to all Participants under the Plan shall not exceed a total of 20.0% of the maximum, aggregate number of shares of Common Stock that may be used to settle Awards made under the Plan in accordance with Section 4(a) hereof.

         5.       Administration.
                  --------------

                  (a) The Plan shall be administered by the Committee, which shall be appointed by the Board and which shall consist of two or more members of the Board. Each of the members of the Committee shall at all times during service as a member of the Committee qualify with respect to the Plan as a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and as an "outside director" within the meaning of Section 162(m) of the Code. The Committee shall have full power and authority to interpret and construe the provisions of the Plan and of any Agreements under the Plan and make determinations pursuant to any Plan provision or Agreement. Each interpretation, determination or other action made or taken pursuant to the Plan by the Committee shall be final, conclusive and binding on all persons.

                  (b) No member of the Committee shall be liable for anything whatsoever in connection with the administration of the Plan except such member's own willful misconduct. Under no circumstances shall any member of the Committee be liable for any act or omission of any other member of the Committee. In the performance of its functions with respect to the Plan, the Committee shall be entitled to rely upon information and advice furnished by the Company's officers, the Company's accountants, the Company's counsel and any other party the Committee deems necessary, and no member of the Committee shall be liable for any action taken or not taken in reliance upon any such advice.

         6. Grant or Offer of Awards. The Committee shall, from time to time, select and make grants of Awards or offers for the sale of Awards to Participants.

         7. Establishment of Performance Goals. Awards of Performance Units hereunder shall be based, and Awards of Restricted Shares hereunder may be based (in the Committee's discretion), upon Performance Goals pre-established by the Committee with respect to a Performance Period. The Performance Goals shall be based on one or more of the following criteria to be attained by the Company (or a subsidiary or division thereof): (i) earnings before interest and taxes, (ii) return on investment, (iii) earnings per share, (iv) return on equity, and (v) earnings before interest, taxes, depreciation and amortization. The Committee shall certify in writing that a Performance Goal has been attained prior to payment of any Award based on such Performance Goal. Performance Goals may be revised by the Committee, at such times as it deems appropriate during the Performance Period, in order to take into consideration any unforeseen events or changes in circumstances.

         8.       Agreement; Transferability of Awards.
                  ------------------------------------

                  (a) Agreement. The terms and conditions of each grant of Awards shall be embodied in a written agreement (the "Agreement") in a form approved by the Committee and delivered to the Participant as soon as practicable following the Grant Date. The Agreement shall contain terms and conditions not inconsistent with the Plan and which shall incorporate the Plan by reference. Each Agreement shall: (a) state the Grant Date of the Award, the number of shares issuable in connection with the Award or the number of Performance Units, Free-Standing Stock Appreciation Rights or Restricted Shares related to the Award, as the case may be, as well as the exercisability, payment and other restrictions applicable to the Award, as determined by the Committee, and (i) in the case of Options (and any related Tandem Stock Appreciation Rights), the Option Price, (ii) in the case of Restricted Shares, the purchase price, if any, for such Restricted Shares, or
         (iii) in the case of Free-Standing Stock Appreciation Rights, the Initial Value thereof and the maximum number of shares of Common Stock that may be issued in connection therewith; (b) specify any applicable vesting schedule; (c) in the case of Options, state whether the Option is intended to qualify as an Incentive Stock Option; (d) provide that Restricted Shares shall only be transferable after they vest and that, subject to Section 8(b) hereof, all other Awards shall not be transferable by the Participant otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as such term is defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and during the Participant's lifetime shall only be exercisable by or paid to the Participant; (e) provide that shares of Common Stock acquired pursuant to such Award shall not be transferred for six months following the Grant Date of such Award; (f) provide for the treatment of Awards in the event of the termination of the Participant's employment; (g) in the case of a Stock Appreciation Right, provide that such Stock Appreciation Right may be exercised only during a Window Period and may only be exercised six months or more after its Grant Date; (h) in the case of a Performance Unit, provide that such Performance Unit will be payable only on a fixed date (at least six months after the Grant Date) set forth in the Agreement or (at the Committee's discretion and subject to such terms as the Committee may impose) incident to the Participant's death, disability, retirement or termination of employment; (i) provide such other additional or alternative terms as may, in the Committee's discretion, be advisable to comply with the exemptive relief provided by Rule 16b-3 under the Exchange Act; (j) provide such other terms and conditions, not inconsistent with the Plan, as the Committee may deem advisable; and (k) be signed by the recipient of the Award and a person designated by the Committee. Notwithstanding the foregoing, in the case of clauses
         (e), (g), and (h) above, the six-month holding period and Window Period requirements referred to therein shall only apply to Participants subject to the reporting requirements of Section 16(a) of the Exchange Act.

                  (b) Transferability. Notwithstanding Section 8(a) hereof, the Committee may, subject to such terms and conditions as the Committee shall specify, permit the transfer of an Award to a Participant's family members or to one or more trusts established in whole or in part for the benefit of one or more of such family members; provided, further, that the restrictions in this sentence shall not apply to shares of Common Stock received in connection with an Award after the date that the restrictions on transferability of such shares set forth in the applicable Agreement have lapsed. During the lifetime of the Participant, an Option, Stock Appreciation Right or similar-type of Award shall be exercisable only by the Participant or by the family member or trust to whom such Option, Stock Appreciation Right or other Award has been transferred in accordance with the previous sentence.

         9.       Terms of Options.
                  ----------------

                  (a) Terms of Options Generally. Options may be granted to any Participant to purchase such number of shares of Common Stock and having such terms as the Committee shall determine in exchange for payment of the Option Price in cash, or, in the discretion of the Committee and to the extent provided in the applicable Agreement, in shares of Common Stock already owned by the Participant, through withholding of Common Stock subject to the Option with a value equal to the exercise price, in other property acceptable to the Committee or in any combination of cash, shares of Common Stock or such other property, or such other manner of settlement of the Option Price as the Committee shall determine. Options granted under the Plan shall comply with the terms and conditions set forth in this Section 9.

                           (i) Vesting. Each Option shall vest and become exercisable as determined by the Committee and as set forth in the applicable Agreement.

                           (ii) Duration of Options. Each Option shall be effective for such term as shall be determined by the Committee and set forth in the Agreement; provided, however, that no Option shall be exercisable beyond the tenth anniversary of the Grant Date of such Option.

                           (iii) Exercise Price. The price at which shares of Common Stock may be purchased under an Option shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date.

                           (iv) Incentive Stock Options Granted to Certain Shareholders. No Incentive Stock Option may be issued pursuant to the terms of the Plan to any individual who, at the time the Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, unless (A) the Option Price determined as of the Grant Date is at least 110% of the Fair Market Value on the Grant Date of the shares of Common Stock subject to such Option, and (B) the Incentive Stock Option is not exercisable more than five years from the Grant Date thereof.

                  (b) Effect of Exercise on Related Tandem Stock Appreciation Rights. The exercise of an Option shall result in the cancellation of any related Tandem Stock Appreciation Rights on a share-for-share basis.

                  (c) Limitation on Exercise. The Option shall not be exercisable unless the offer and sale of the Common Stock subject to the Option has been registered under the Securities Act, or the Company has determined that an exemption from registration under the Securities Act is available and applicable to the offer and sale of the Common Stock subject to the Option.

                  (d) Delivery of Certificate. As soon as practicable following the exercise of an Option, a certificate in the Participant's name evidencing the appropriate number of shares of Common Stock issued in connection with such exercise shall be delivered to the Participant.


10.      Terms of Stock Appreciation Rights.
         ----------------------------------

                  (a) Terms of Stock Appreciation Rights Generally. Each Stock Appreciation Right granted under the Plan shall comply with the terms and conditions set forth in this Section 10.

                           (i) Grants of Stock Appreciation  Rights. Each Tandem
                  Stock Appreciation Right shall relate to a specific Option granted under the Plan and in the case of Incentive Stock Options may be granted only concurrently with the Option to which it relates. In the case of Non-qualified Stock Options, Tandem Stock Appreciation Rights may be granted at any time prior to the exercise, termination or expiration of such Option. Free-Standing Stock Appreciation Rights may be granted by the Committee at any time to any Participant.

                           (ii) Vesting, Exercise and Duration of Stock Appreciation Rights. A Tandem Stock Appreciation Right shall be exercisable by a Participant only at such times as the Option to which it relates may be exercised, shall be forfeited when the related Option is forfeited and may expire no later than the expiration of the related Option. Each Free-Standing Stock Appreciation Right shall vest and become exercisable as determined by the Committee and as set forth in the applicable Agreement.

                           (iii) Value of Stock  Appreciation  Rights.  A vested
                  Stock Appreciation Right shall entitle a Participant to receive from the Company, upon exercise of the right, an amount (payable in the manner described in Section 10(c) hereof) equal to the Fair Market Value on the exercise date of the Stock Appreciation Right of the total number of shares of Common Stock for which the Stock Appreciation Right is exercised, less (A) in the case of Tandem Stock Appreciation Rights, the Option Price that the Participant would have otherwise been required to pay to purchase such shares had the Option been exercised with respect to such shares, or (B) in the case of a Free-Standing Stock Appreciation Right, the Initial Value.

                           (iv) Number of Shares Covered by a Tandem Stock Appreciation Right. In no case may the number of shares of Common Stock covered by a Tandem Stock Appreciation Right exceed the number of shares of Common Stock covered by the related Option.

                  (b) Effect of Exercise of Tandem Stock Appreciation Right on Related Option. The exercise of a Tandem Stock Appreciation Right shall automatically result in the cancellation of the related Option on a share-for-share basis, and the shares of Common Stock which were related to such Option shall not again be available for future grants or sales of Awards.

                  (c) Payment. Payment to a Participant upon the exercise of a Stock Appreciation Right shall be made as soon as practicable following such exercise and, in the discretion of the Committee, may be made in cash, in shares of Common Stock or a combination of cash and shares of Common Stock; provided, however, that payment shall not be made in Common Stock unless the Common Stock has been registered under the Securities Act, or the Company has determined that an exemption under such Act is available and applicable to such exercise and payment in Common Stock.

                  (d) Delivery of Certificate. As soon as practicable following the exercise of a Stock Appreciation Right that is paid in whole or part in Common Stock, a certificate evidencing the appropriate number of shares of Common Stock issued in connection with such exercise shall be delivered to the Participant.

         11.      Terms of Performance Units.
                  --------------------------

                  (a) Terms of Performance Units Generally. Performance Units may be granted to any Participant. The Performance Units granted hereunder shall comply with the terms and conditions set forth in this
         Section 11.

                           (i) Measurement of Value of Performance Units. A vested Performance Unit shall entitle the Participant to receive from the Company, on such date as the Committee may determine in its discretion and as set forth in the applicable Agreement, an amount whose value is determined with reference to attaining Performance Goals for a Performance Period as set forth in the applicable Agreement.

                           (ii) Vesting. Each Performance Unit shall vest as determined by the Committee and as set forth in the applicable Agreement.

                  (b) Payment. Payment to a Participant with respect to a Performance Unit shall be made in the discretion of the Committee, in cash, in shares of Common Stock or a combination of cash and shares of Common Stock; provided, however, that payment shall not be made in Common Stock unless the Common Stock has been registered under the Securities Act in connection therewith, or the Company has determined that an exemption under such Act is available and applicable to such exercise and payment in Common Stock.

                  (c) Delivery of Certificate. Upon payment of a Performance Unit that is paid in whole or part in Common Stock, a certificate evidencing the appropriate number of shares of Common Stock issued in connection with such exercise shall be delivered to the Participant.

         12.      Terms of Restricted Shares.
                  --------------------------

                  (a) Terms of Restricted Shares Generally. Restricted Shares may be granted or offered for sale to any Participant, may be granted solely in consideration for services rendered or to be rendered to the Company, or its subsidiaries or affiliates, and may also be granted in substitution and exchange for restricted property (within the meaning of Section 83 of the Code) held by a Participant. If Restricted Shares are offered for sale hereunder, the purchase price shall be payable in cash, or, in the discretion of the Committee and to the extent provided in the applicable Agreement, in shares of Common Stock already owned by the Participant, in other property or in any combination of cash, shares of Common Stock or such other property. The Restricted Shares granted or offered for sale under the Plan shall comply with the terms and conditions set forth in this Section 12.

                  (b) Purchase Price; Offering Period. Restricted Shares offered for sale shall be sold at a purchase price determined at the time of offering by the Committee in its discretion and as set forth in the applicable Agreement.

                  (c) Delivery of Certificate. At the time of grant or sale of Restricted Shares to a Participant, a certificate evidencing the appropriate number of shares of Common Stock granted or sold to the Participant as Restricted Shares shall be issued in the Participant's name but shall be subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code and shall be held by the Company for the account of the Participant until such time as such Restricted Shares vest hereunder. Upon such vesting, the certificate evidencing such shares shall be delivered to the Participant.

                  (d) Vesting. Each Restricted Share shall vest as determined by the Committee and as set forth in the applicable Agreement but in no event in less than three substantially equal annual installments beginning one year from the Grant Date. Notwithstanding the foregoing, the vesting of each Restricted Share which is subject to the attainment of Performance Goals for the relevant Performance Period established by the Committee shall not vest in less than one year.

         13.      Certain Adjustments.
                  -------------------

                  (a) Effect of  Reorganization.  Subject to the  provisions  of
         Section 14 hereof, in the event that (i) the Company is merged or consolidated with another corporation, (ii) all or substantially all the assets of the Company are acquired by another corporation, person or entity, (iii) the Company is reorganized, dissolved or liquidated, or (iv) the division or subsidiary for which a Participant performs services is sold, merged, consolidated, reorganized or liquidated (each such event in (i), (ii), (iii) or (iv) being hereinafter referred to as a "Reorganization Event"), or (v) the Board shall propose that the Company enter into a Reorganization Event, then the Committee shall (A) make appropriate adjustment in the number and kind of Common Stock reserved for Awards that may be granted or offered pursuant to the Plan, and (B) with respect to then outstanding Awards, make appropriate adjustments to provide each Participant with a benefit equivalent to that which he/she would have been entitled to had such Reorganization Event not occurred.

                  (b) Dilution and Other Adjustments. In the event of a stock dividend, stock split, recapitalization, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value or other similar event affecting the Common Stock, the Committee shall adjust the number and kind of Common Stock reserved for Awards that may be granted or offered pursuant to the Plan, and shall make any or all of the following adjustments that in its discretion it deems necessary or advisable to provide each Participant with a benefit equivalent to that to which he/she would have been entitled had such event not occurred: (i) adjust the number of Awards granted or offered to each Participant and the number of Awards that may be granted or offered generally pursuant to the Plan,
         (ii) adjust the Option Price of any Options and the Initial Value of any Appreciation Rights, and (iii) make any other adjustments, or take such action, as the Committee, in its discretion, deems appropriate. Such adjustments shall be conclusive and binding for all purposes. Unless otherwise determined by the Committee, such adjustments shall be subject to the same vesting schedule and restrictions to which the underlying Award is subject. No fractional shares of Common Stock shall be reserved or authorized by any such adjustment. In the event of a change in the Common Stock which is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan.

         14.      Change of Control.
                  -----------------

                  (a) Notwithstanding any other provision of the Plan or any Agreement, the Committee shall have the authority in its discretion to provide for the accelerated vesting and/or payment of Awards (with or without regard to the achievement of Performance Goals) in the event of a Change of Control or in the event of a determination by the Committee that a Change of Control may occur.

                  (b) For purposes of this Section 14, "Change of Control" means that any of the following events shall have occurred:

                           (i)  The  Company  is  merged  or   consolidated   or
                  reorganized into or with another corporation, person or entity, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then outstanding securities of such corporation, person or entity immediately after such transaction are held in the aggregate by the holders of Voting Stock (as that term is hereafter defined) of the Company immediately prior to such transaction;

                           (ii) The Company sells or otherwise  transfers all or
                  substantially all of its assets to any other corporation, person or entity, and less than a majority of the combined voting power of the then-outstanding securities of such corporation, person or entity immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;

                           (iii)  There is a report  filed  on  Schedule  13D or
                  Schedule 14D-1 of the Exchange Act by a person other than a person that satisfies the requirements of Rule 13d-1(b)(1) under the Exchange Act for filing such report on Schedule 13G, which report as filed discloses that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 under the Exchange Act) after July 28, 1993 of securities representing 12.5% or more of the combined voting power of the then-outstanding securities entitled to vote generally in the election of Directors of the Company ("Voting Stock");

                           (iv) The  Company  files a report or proxy  statement
                  with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

                           (v) If during  any period of two  consecutive  years,
                  individuals who at the beginning of any such period constitute the Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each Director of the Company first elected during such period was approved by a vote of at least two-thirds of the Directors of the Company then still in office who were Directors of the Company at the beginning of any such period.

                  Notwithstanding the foregoing provisions of Clause (C) or (D) hereof, a "Change of Control" shall not be deemed to have occurred for purposes of the Plan solely because (x) the Company, (y) an entity in which the Company directly or indirectly beneficially owns 50% or more of the voting securities, or (z) any Company-sponsored employee stock ownership plan or any other employee benefit plan of the Company (or any trustee of any such plan on its behalf), either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, or Form 8-K or Schedule 14A under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock, whether in excess of 12.5% or otherwise, or because the Company reports that a Change of Control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership.

         15. Amendment of the Plan. The Board may at any time and from time to time modify, amend, suspend or terminate the Plan in whole or in part; provided, however, that (i) any amendment which must be approved by the shareholders of the Company in order to maintain the continued qualification of the Plan under Rule 16b-3 under the Exchange Act shall not be effective as to any Participant subject to the provisions of Section 16 of the Exchange Act unless and until such shareholder approval has been obtained, and (ii) any amendment which is otherwise required by law (including the Code) or by the rules of any stock exchange upon which shares of Common Stock are traded which require shareholder approval thereof shall not be effective unless and until such shareholder approval has been obtained in compliance with such rule or law. No termination, modification or amendment of the Plan may, without the consent of the Participant to whom an Award has been granted, adversely affect the rights of such Participant under such Award.

         16. Termination. Unless previously terminated pursuant to Section 15 hereof, the Plan shall terminate on the fifth anniversary of the date of stockholder approval of the Plan, and no further Awards may be granted hereunder after such date. Awards then outstanding may continue to be exercised, vest or be paid in accordance with their terms.

         17. Use of Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to the sale or exercise of Awards under the Plan shall be added to the Company's general funds and used for general corporate purposes.

         18.      Miscellaneous.
                  -------------

                  (a) No Rights to Grants or Continued Service. Except as expressly provided for in the Plan, no Participant shall have any claim or right to be granted an Award under the Plan, nor shall any Participant have a right to receive payment of an Award in any form other than as the Committee shall approve. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company.

                  (b) No  Restriction  on Right of Company  to Effect  Corporate
         Changes. Nothing in the Plan shall affect the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock, options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                  (c) Governing Law. The Plan, and all agreements entered into under the Plan shall be construed in accordance with and governed by the internal laws of the State of New York.

                  (d) Withholding. As a condition to the making of any Award, the vesting or payment of any Award or the lapse of the restrictions pertaining thereto, the Company may, in the discretion of the Committee, require the Participant to pay such sum to the Company as may be necessary to discharge the Company's obligations with respect to any taxes, assessments or other governmental charges imposed on property or income received by a Participant pursuant to the Plan. In the discretion of the Committee, such payment may be in the form of cash or other property. In the discretion of the Committee, the Company may make available for delivery a lesser number of shares, in satisfaction of such taxes, assessments or other governmental charges. At the discretion of the Committee, the Company may deduct or withhold from any payment or distribution to a Participant whether or not pursuant to the Plan. In the discretion of the Committee, the Company may offer loans to Participants to satisfy withholding requirements on such terms as the Committee may determine, which loans may be non-interest bearing.

                  (e) Shareholder Rights. A Participant shall not have any dividend, voting or other stockholder rights by reason of any Award prior to the Participant becoming the record holder on the books of the Company of shares of Common Stock pursuant to such Award, and no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date upon which the Participant shall become the holder of record thereof; provided, however, that a Participant shall have all rights of a shareholder as to any Restricted Shares sold or granted to him/her (except for any applicable risk of forfeiture and restrictions on transferability), including the right to receive dividends and the right to vote for directors and upon other matters in accordance with the Company's Certificate of Incorporation; and provided, further, that the Participant shall not have the right to transfer, sell, hypothecate, pledge or otherwise alienate any unvested Restricted Shares.

                  (f) Headings. The headings of Sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

As amended and restated April 26, 2000.